UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2011

YTB International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-18412	20-2181181
(Commission File Number)	(IRS Employer Identification No.)

1901 East Edwardsville Road
Wood River, Illinois	62095
(Address of Principal Executive Offices)	(Zip Code)

(618) 655-9477

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company’s 2011 Annual Meeting of Stockholders was held on June 9, 2011.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

a) Election of Class I directors, each to serve for a three-year term expiring upon the 2014 Annual Meeting of Stockholders:
		For	Withheld	Broker Non-votes

Jack H. Humes, Jr.		19,435,371	520,613	10,915,662
Burt L. Saunders		19,435,522	520,462
Robert M. Van Patten		19,673,596	282,388

b) Ratification of the selection of Marcum LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2011:

	For	Against	Abstain

	30,701,885	100,511	69,250

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: June 9, 2011	By:	/s/ Jeremy W. Hemann
Name: Jeremy W. Hemann
Title: Chief Financial Officer

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